BankAtlantic Bancorp Reports Earnings
For The Third Quarter 2004

Income From Continuing Operations Increased 46%

Earnings Per Share Increased 44%

YTD Income From Continuing Operations Increased 74%

YTD Earnings Per Share Increased 68%

FORT LAUDERDALE, Florida – October 20, 2004 — BankAtlantic Bancorp, Inc. (NYSE: BBX) today announced financial results for the third quarter ended September 30, 2004. Income from continuing operations increased 46% to $14.7 million for the third quarter of 2004, up from $10.1 million earned in the corresponding period in 2003. Diluted earnings per share from continuing operations increased 44% to $0.23, up from $0.16 in the corresponding period in 2003. Year-to-date income from continuing operations increased 74% to $53.5 million for the period ending September 30, 2004, up from $30.8 million in the corresponding period in 2003. Year-to-date diluted earnings per share from continuing operations increased 68% to $0.84, up from $0.50 earned in the corresponding period in 2003.

     Chairman of the Board and Chief Executive Officer Alan B. Levan commented, “The last six weeks of the third quarter brought Floridians unprecedented disruptions from hurricanes including evacuations, curfews, loss of electric service, and other related damages. The rapid succession of the four Florida hurricanes created unparalleled challenges to our communities. We are very proud of our extraordinarily dedicated staff for keeping the ‘Florida’s Most Convenient Bank’ promise during this trying period. We offered customers and non-customers alike unparalleled service and care before and after each storm, including weekends and the Labor Day holiday.

     “In spite of weather-related conditions during the quarter, BankAtlantic’s growth initiatives continued to show solid progress. BankAtlantic maintained a net interest margin for the quarter of 3.78%, up from 3.10% in the comparable 2003 period, and credit quality remained strong. Low cost deposits continued to grow, as outlined later in this release. Ryan Beck & Co. experienced good results, reporting a 42% increase in business segment income from continuing operations over the equivalent quarter of 2003, although its quarter was down from its all-time high in the second quarter, 2004.

Additional accomplishments and highlights include:

BankAtlantic:

     “Our groundbreaking ‘Florida’s Most Convenient Bank’ initiatives continue to contribute strong growth in new customer generation, further validating our belief that customers desire the unsurpassed convenience BankAtlantic delivers. Since January 2002, BankAtlantic has opened approximately 370,000 new checking and savings accounts, including 38,600 in the third quarter of 2004.

     “As shown in the table below, balances in low cost deposits increased 27% on a ‘same branch basis’ over the third quarter of 2003, to a total of $1.6 billion at quarter-end. At December 31, 2001, immediately preceding the initiation of the ‘Florida’s Most Convenient Bank’ program, BankAtlantic had $602 million in low cost deposits. Non-interest bearing demand deposits now constitute 24% of deposit funding, up from 20% a year ago, and 13% before initiation of the program.

The following table presents comparative data for new accounts:

Total Bank
New Account Openings

Annual, Year-over-Year

	2002	2003	Change
Checking (DDA/NOW)	76,614	98,281	+28%
Savings	22,488	46,207	+105%
Total	99,102	144,488	+46%

Quarterly, Year-over-Year

	3Q'03	3Q'04	Change
Checking (DDA/NOW)	25,872	25,361	-2%
Savings	11,651	13,236	+14%
Total	37,523	38,597	+3%

Quarterly, Year-to-Date

	Y-T-D	Y-T-D
	3Q'03	3Q'04	Change
Checking (DDA/NOW)	75,331	83,225	+10%
Savings	34,844	42,992	+23%
Total	110,175	126,217	+15%

Total Bank
Period-end Balances

Annual, Year-over-Year
(In Millions)

	2002	2003	Change
Checking (DDA/NOW)	$862.7	$1,179.2	+36.7%
Savings	$163.6	$209.0	+27.7%
Total	$1,026.3	$1,388.2	+35.3%

Quarterly, Year-over-Year
(In Millions)

	3Q'03	3Q'04	Change
Checking (DDA/NOW)	$1,075.5	$1,372.8	+27.6%
Savings	$202.4	$252.4	+24.7%
Total	$1,277.9	$1,625.2	+27.2%

* To view comparative new account and balance graphs, please access www.BankAtlanticBancorp.com, click on the “Press Room” navigation link, then click the “Charts and Graphs” link.

     “The net interest margin at BankAtlantic improved to 3.78%, up from 3.10% in the comparable quarter of 2003. Our continued improvement in net interest margin reflects the growth in our low cost deposits, the restructuring of high cost FHLB advances in prior periods, and higher yields on interest sensitive assets resulting from the recent increases in interest rates. We believe BankAtlantic may realize further margin improvement in a rising interest rate environment. However, a shift in the slope of the yield curve could temporarily moderate or offset that benefit.

     “BankAtlantic’s credit quality continued to improve, with net recoveries in the period of $324,000 or 0.03% of average loans. On a year-to-date basis, the Bank has experienced net recoveries of $4.3 million or 0.15% of average loans. Provision for loan loss expense for the quarter was $1.7 million, vs. a negative provision of $2.0 million in the quarter ended June 30. On a year-to-date basis as of September 30, the provision expense was a benefit of $1.1 million, primarily the result of a $2.0 million recovery associated with a loan charged off in 2002. The ratio of non-performing loans to total loans declined from 0.33% at June 30 to 0.27% at September 30 and the ratio of non-performing assets to total assets decreased from 0.36% to 0.30%. The Allowance for Loan and Lease Losses (‘ALLL’) increased from $46.7 million (1.20% of period ending loans) at June 30 to $48.8 million (1.17% of period ending loans) at September 30. However, the coverage of the ALLL to non-performing loans increased from 368% to 430% and the coverage of ALLL to non-performing assets increased from 320% to 379%.

     “Small business and consumer loan demand continues to be robust. In the third quarter, average consumer loans grew 37%, and average small business loans grew 18% vs. the comparable 2003 period. Year-to date 2004 average consumer loans grew 32%, and small business loans grew 13%, vs. the comparable nine-month period of 2003. Commercial real estate lending grew 5% year-to-date.

     “On September 30th, BankAtlantic announced plans to expand the number of branches with extended branch lobby hours through midnight in selected branches. BankAtlantic began its ‘midnight hours’ pilot program in June of this year at its Kendale Lakes branch in Miami-Dade County, where we are now open from 7:30 a.m. through midnight seven days a week. The pilot program has been well received and we are now expanding our ‘midnight hours’ offering to seven additional branches in several counties beginning in January 2005.

     “During the third quarter, we spent approximately $2 million (or approximately $0.02 per share, after tax) in connection with our efforts to fully comply with the USA Patriot Act, Anti-Money Laundering laws and the Bank Secrecy Act, which have imposed far-reaching and substantial requirements on financial institutions. We expect these expenses, which were primarily paid to outside professionals, to continue at approximately this level during the fourth quarter. Although we have added significant staff in the compliance area that will be an on-going expense, much of the increased level of expenditures for compliance in the third and fourth quarters resulted from the identification of deficiencies in the past, requiring a thorough review of previous compliance under these laws. We are cooperating with federal agencies in connection with the past deficiencies. We cannot provide assurance that monetary penalties will not be imposed.

Ryan Beck & Co.:

     “Ryan Beck & Co. delivered solid results for the third quarter of 2004. Income from continuing operations in the quarter grew 42% to $4.1 million, up from $2.9 million in the 2003 quarter. The pre-tax margin increased to 12.9%, up from 8.3% in the third quarter, 2003. Investment banking revenue grew 82% to $13.8 million, up from $7.6 million in 2003. Ryan Beck’s Financial Institutions Group announced or completed eight transactions, including six merger and acquisition transactions as well as two capital financing transactions in the quarter. Year-to-date, investment banking revenue rose 118% to $44.5 million, up from $20.4 million in 2003. Total operating revenue for the nine months grew 15% to $187 million, up from $162 million in 2003. Income from continuing operations for the nine months grew 189% to $16.2 million, up from $5.6 million in 2003. Year-to-date, the return on equity improved to 24.3%, vs. 12.3% in 2003.

     “This quarter was also one with significant achievements for Ryan Beck & Co. Ryan Beck’s financial institutions investment banking group was ranked the number one advisor in conversion offerings by gross proceeds, and the number four M&A advisor by number of deals (source: SNL Securities).

     “During the quarter, Ryan Beck launched a new, proprietary unit investment trust, the Ryan Beck Select Balanced Income Portfolio, 2004 Series. This trust invests in a diversified portfolio of 15-20 separately managed, taxable closed-end funds. At September 30, 2004, total deposits in the trust amounted to $42 million.

     “Ryan Beck also launched a new advertising campaign designed to raise brand awareness and to reflect the firm’s straightforward, no-nonsense approach to investing. Highlighted by rail platform billboards and television spots, the campaign focused in key markets in New Jersey and New York.

BankAtlantic Bancorp:

     “On July 7, 2004, BankAtlantic Bancorp announced it had been added to Standard & Poor’s (S&P) SmallCap 600 Index. In addition, BankAtlantic Bancorp is also listed in the S&P 1500 Supercomposite Index and the New York Stock Exchange Composite Index.

Financial Highlights:
Third Quarter, 2004 Compared to Third Quarter, 2003

BankAtlantic Bancorp — consolidated (adjusted for Levitt Corporation spin-off):

•	Income from continuing operations of $14.7 million vs. $10.1 million, an increase of 46%.

•	Diluted earnings per share from continuing operations of $0.23 vs. $0.16, an increase of 44%.

•	Return from continuing operations on tangible equity was 16.18% vs. 9.77%.

•	Book value per share rose to $7.67.

BankAtlantic:

•	Business segment net income of $13.6 million vs. $9.9 million, an increase of 37%.

•	Return on average tangible assets was 1.07% vs. 0.81%.

•	Return on tangible equity was 12.79% vs. 9.92%.

•	Non-interest income was $22.3 million vs. $17.1 million, an increase of 30%.

•	Non-interest expense grew to $45.5 million vs. $39.2 million, an increase of 16%.

Ryan Beck & Co.:

•	Business segment net income from continuing operations increased to $4.1 million vs. $2.9 million, an increase of 41%.

•	Return on equity from continuing operations was 18.44% vs. 15.75%.

•	Total operating revenues increased to $55.5 million vs. $53.4 million, an increase of 4%.

•	Principal transactions were $19.4 million vs. $21.1 million.

•	Investment banking revenue increased to $13.8 million vs. $7.6 million, an increase of 82%.

•	Commission income was $18.6 million vs. $21.3 million.

Year-To-Date 2004 Compared To The Corresponding 2003 Period

BankAtlantic Bancorp — consolidated (adjusted for Levitt Corporation spin-off):

•	Income from continuing operations was $53.5 million vs. $30.8 million. Excluding the effect of a litigation settlement and costs associated with the early redemption of debt, operating net income would have been $46.3 million vs. $33.2 million, an increase of 39%.

•	Diluted earnings per share from continuing operations were $0.84 vs. $0.50, an increase of 68%. The effect of the non-recurring items was $0.11 in the current period and $(0.04) last year.

•	Return from continuing operations on average tangible equity was 20.63% vs. 10.31%. Excluding the non-recurring items, the return on average tangible equity would have been 17.87% vs. 15.12%.

BankAtlantic:

•	Business segment net income of $31.7 million vs. $34.3 million. The 2004 period includes a $7.6 million after-tax expense related to the prepayment of “high cost” FHLB advances vs. $1.3 million in 2003. Excluding these prepayment expenses, segment income would have been $39.3 million.

•	Return on average tangible assets was 0.89% vs. 0.91%. Excluding the prepayment expenses, the return on tangible assets would have been 1.11% for the current period.

•	Return on tangible equity was 10.19% vs. 11.63%. Excluding the prepayment expenses, the return on tangible equity was 12.65% for the current period.

•	Non-interest income was $62.7 million vs. $53.8 million, an increase of 17%.

•	Non-interest expense grew to $142.0 million vs. $116.1 million. Included in the current period is an $11.7 million expense associated with the prepayment of FHLB Advances vs. $2.0 million in 2003. Excluding the prepayment charges, expenses increased 14%.

Ryan Beck & Co.:

•	Business segment net income from continuing operations increased to $16.2 million vs. $5.6 million.

•	Return on equity from continuing operations was 24.35% vs. 10.23%.

•	Total operating revenues increased to $187.3 million vs. $162.1 million, an increase of 16%.

— — — — — — — — — — —

BankAtlantic Bancorp BankAtlantic Bancorp will host an investor and media teleconference call and webcast on Thursday, October 21, 2004, at 11:00 a.m. Eastern Time.

Teleconference Call Information:

To access the teleconference call in the U.S. and Canada, the toll free number to call is 1-800-968-8156. International calls may be placed to 706-634-5752. Domestic and international callers may reference PIN number 1329745.

A replay of the conference call will be available beginning two hours after the call’s completion through 5:00 p.m. Eastern Time, Friday, November 19, 2004. To access the replay option in the U.S. and Canada, the toll free number to call is 1-800-642-1687. International calls for the replay may be placed at 706-645-9291. The replay digital PIN number for both domestic and international calls is 1329745.

Webcast Information:

Alternatively, individuals may listen to the live and/or archived webcast of the teleconference call. To listen to the live and/or archived webcast of the teleconference call, visit www.BankAtlanticBancorp.com, access the “Investor Relations” section and click on the “Webcast” navigation link. The archive of the teleconference call will be available through 5:00 p.m. Eastern Time, Friday, November 19, 2004.

BankAtlantic Bancorp’s Third Quarter, 2004 earnings results press release and financial summary, as well as the Supplemental Financials (a detailed summary of significant financial events and extensive business segment financial data), are available on its website at: www.BankAtlanticBancorp.com.

•	To view the press release and financial summary, access the “Investor Relations” section and click on the “Quarterly Financials” navigation link.

•	To view the Supplemental Financials, access the “Investor Relations” section and click on the “Supplemental Financials” navigation link.

Copies of BankAtlantic Bancorp’s Third Quarter, 2004 earnings results press release and financial summary, and the Supplemental Financials are also available upon request via fax, email, or postal service mail. To request a copy, contact BankAtlantic Bancorp’s Investor Relations department using the contact information listed below.

About BankAtlantic Bancorp:

BankAtlantic Bancorp (NYSE: BBX) is a diversified financial services holding company and the parent company of BankAtlantic and Ryan Beck & Co. Through these subsidiaries, BankAtlantic Bancorp provides a full line of products and services encompassing consumer and commercial banking, brokerage and investment banking.

About BankAtlantic:

BankAtlantic, “Florida’s Most Convenient Bank,” is one of the largest financial institutions headquartered in Florida and provides a comprehensive offering of banking services and products via its broad network of community branches throughout Florida and its online banking division — BankAtlantic.com. BankAtlantic has 74 branch locations and operates more than 200 conveniently located ATMs. BankAtlantic is open 7 days a week and offers holiday hours, extended weekday hours including a Miami-Dade branch open until midnight, free online banking, Totally Free Change Exchange coin counters, 24/7 call center service and free retail and business checking with a free gift.

About Ryan Beck & Co.:

Ryan Beck & Co. is a full-service broker dealer engaging in underwriting, market making, distribution, and trading of equity and debt securities. The firm also provides money management services, general securities brokerage, including financial planning for the individual investor, and consulting and financial advisory services to financial institutions and middle market companies. Ryan Beck & Co. also provides independent research in the financial institutions, healthcare, technology, and consumer product industries. Ryan Beck & Co. has approximately 500 financial consultants located in 33 offices nationwide.

For further information, please visit our websites:

www.BankAtlanticBancorp.com
www.BankAtlantic.com
www.RyanBeck.com

* To receive future BankAtlantic Bancorp news releases or announcements directly via Email, please click on the Email Broadcast Sign Up button on www.BankAtlanticBancorp.com

BankAtlantic Bancorp Contact Info:
Investor Relations:
Leo Hinkley, Senior Vice President
Phone: (954) 760-5317, Fax: (954) 760-5415
Email: InvestorRelations@BankAtlanticBancorp.com.
Mailing Address: BankAtlantic Bancorp, Investor Relations, 1750 East Sunrise Blvd.,
Fort Lauderdale, FL 33304

Investor & Corporate Communications:
Adrienne Zvi, Investor and Corp. Communications Specialist
Phone: (954) 760-5241, Fax: (954) 760-5415
Email: CorpComm@BankAtlanticBancorp.com

BankAtlantic, “Florida’s Most Convenient Bank,” Contact Info:
Public Relations:
Hattie Harvey, Vice President
Telephone: (954) 760-5383, Fax: (954) 760-5388
Email: hharvey@BankAtlantic.com.

Public Relations for BankAtlantic:
Boardroom Communications
Caren Berg
Phone: (954) 370-8999, Fax: (954) 370-8892
Email: caren@boardroompr.com

# # #

Except for historical information contained herein, the matters discussed in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. When used in this press release, the words “anticipate,” “believe,” “estimate,” “may,” “intend,” “expect” and similar expressions identify certain of these forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. (“the Company”) and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic’s seven-day banking initiative, extended midnight branch banking hours initiative, and other growth initiatives not producing results consistent with historic growth rates or results which would justify their costs; as well as the impact of regulatory or accounting issues including the impact of and compliance with Anti-Money Laundering and Bank Secrecy Act laws. Further, this press release contains forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services; changes in economic or regulatory policies; the volatility of the stock market and fixed income markets; announced or anticipated transactions, including mergers and acquisitions, or capital financing transactions not being completed or producing results which do not justify their costs; the success or profitability of Ryan Beck’s newly launched products; the effectiveness of Ryan Beck’s advertising and brand awareness campaigns; and additional risks and uncertainties that are subject to change and outside of Ryan Beck’s control. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

BankAtlantic Bancorp, Inc. and Subsidiaries
Summary of Selected Financial Data (unaudited)

	For The Three Months Ended					For the Nine Months Ended
(in thousands except share data and ratios)	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003	9/30/2004	9/30/2003
Current Earnings:
Net income (GAAP basis)	$14,691	18,260	20,524	17,642	18,508	53,475	50,075
Income from continuing operations (GAAP basis (note 1)	$14,691	18,260	20,524	7,826	10,144	53,475	30,771
Operating net income (note 2)	$14,691	18,260	13,371	13,582	11,470	46,322	33,168

Average Common Shares Outstanding:
Basic	59,687,354	59,343,940	59,257,270	58,891,273	58,646,254	59,430,463	58,381,370
Diluted	63,109,757	62,807,683	63,193,034	61,852,217	61,343,946	63,026,141	62,475,859

Key Performance Ratios (GAAP basis):
Basic earnings per share	$0.25	0.31	0.35	0.30	0.32	0.90	0.86
Diluted earnings per share *	$0.23	0.29	0.32	0.28	0.30	0.84	0.80
Basic earnings per share from continuing operations	$0.25	0.31	0.35	0.13	0.17	0.90	0.53
Diluted earnings per share from continuing operations*	$0.23	0.29	0.32	0.12	0.16	0.84	0.50
Return on average tangible assets from continuing operations (note 3)	1.09%	1.48	1.75	0.61	0.74	1.42	0.74
Return on average tangible equity from continuing operations (note 3)	16.18%	21.18	24.97	7.23	9.77	20.63	10.31

Key Performance Ratios (Operating basis):
Basic earnings per share	$0.25	0.31	0.23	0.23	0.20	0.78	0.57
Diluted earnings per share *	$0.23	0.29	0.21	0.22	0.19	0.73	0.54
Return on average tangible assets (note 3,4)	1.09%	1.48	1.14	1.14	0.89	1.23	0.85
Return on average tangible equity (note 3,4)	16.18%	21.18	16.27	17.20	15.23	17.87	15.12

* Diluted earnings per share calculation adds back:
Interest expense net of tax on convertible securities, if dilutive	$—	—	—	—	—	—	569
Subsidiaries stock options, if dilutive	$(152)	(273)	(192)	(104)	(83)	(617)	(157)

Average Balance Sheet Data:
Assets	$5,477,966	5,022,805	4,791,753	5,221,228	5,579,697	5,098,906	5,623,497
Tangible assets (note 3)	$5,390,375	4,934,771	4,703,305	5,132,341	5,490,370	5,010,883	5,532,827
Tangible assets excluding Levitt (note 3)	$5,390,375	4,934,771	4,703,305	4,751,321	5,141,183	5,010,883	5,211,623
Loans	$4,031,782	3,777,452	3,730,782	3,698,377	3,942,124	3,847,348	3,854,041
Investments	$1,017,614	818,812	668,269	773,271	901,283	835,571	1,039,475
Deposits and escrows	$3,283,134	3,205,328	3,064,750	3,032,170	2,951,536	3,184,764	2,909,774
Stockholders’ equity	$451,824	435,852	423,482	521,393	503,274	437,115	482,764
Tangible stockholders’ equity (note 3)	$363,168	344,832	328,714	433,103	415,294	345,644	397,986
Tangible stockholders’ equity excluding Levitt (note 3)	$363,168	344,832	328,714	315,808	301,310	345,644	292,490

Notes:

(1)	GAAP basis income from continuing operations is defined as income from continuing operations in accordance with generally accepted accounting principles.

(2)	Operating net income is defined as GAAP income from continuing operations adjusted for the litigation settlement and costs associated with debt redemptions, net of tax.

(3)	Average tangible assets is defined as average total assets less average goodwill and core deposit intangibles. Average tangible equity is defined as average total stockholders’ equity less average goodwill, core deposit intangibles and other comprehensive income.

(4)	Return on average tangible assets and equity are calculated excluding Levitt Corporation’s assets and equity for comparability.

**	Operating net income is not prepared in accordance with GAAP and this non-GAAP financial measure should not be construed as being superior to GAAP.

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Statements of Financial Condition (unaudited)

(In thousands, except share data)	9/30/2004	12/31/2003	9/30/2003
ASSETS
Cash and due from depository institutions	$119,606	119,882	139,096
Securities purchased under resell agreements and federal funds	2,241	—	4,212
Securities available for sale (at fair value)	703,418	358,511	354,101
Securities owned (at fair value)	111,944	124,565	87,837
Investment securities and tax certificates (approximate fair value: $159,944, $192,706 and $159,762)	159,944	192,706	155,550
Loans receivable, net of allowance for loan losses of $48,778, $45,595 and $48,202	4,176,571	3,686,153	3,739,638
Federal Home Loan Bank stock, at cost which approximates fair value	62,425	40,325	56,987
Accrued interest receivable	30,126	27,866	29,109
Real estate held for development and sale	25,521	21,803	256,920
Investments and advances in unconsolidated subsidiaries	7,910	7,910	102,590
Office properties and equipment, net	115,809	93,577	93,334
Deferred tax asset, net	18,413	22,999	33,684
Goodwill	76,674	76,674	76,674
Core deposit intangible asset	10,695	11,985	12,424
Due from clearing agent	14,478	—	—
Other assets	42,837	46,593	54,904

Total assets	$5,678,612	4,831,549	5,197,060

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits
Interest free checking	$781,916	645,036	594,685
NOW accounts	590,051	533,888	480,837
Savings accounts	252,408	208,966	202,355
Insured money fund savings	893,315	865,590	878,281
Certificate accounts	724,601	804,662	826,045

Total deposits	3,242,291	3,058,142	2,982,203
Advances from FHLB	1,249,112	782,205	956,820
Securities sold under agreements to repurchase	200,550	138,809	143,230
Federal funds purchased	86,300	—	—
Subordinated debentures, notes and bonds payable	36,780	36,595	146,696
Junior subordinated debentures	263,266	263,266	263,218
Securities sold not yet purchased	31,760	37,813	15,089
Due to clearing agent	—	8,583	6,086
Other liabilities	109,064	92,684	170,049

Total liabilities	5,219,123	4,418,097	4,683,391

Stockholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized; none issued and outstanding	—	—	—
Class A common stock, $.01 par value, authorized 80,000,000 shares; issued and outstanding 54,997,960, 54,396,824 and 54,064,076 shares	550	544	541
Class B common stock, $.01 par value, authorized 45,000,000 shares; issued and outstanding 4,876,124, 4,876,124 and 4,876,124 shares	49	49	49
Additional paid-in capital	258,980	259,770	256,782
Unearned compensation — restricted stock grants	(1,046)	(1,178)	(1,223)
Retained earnings	195,765	148,311	258,197

Total stockholders’ equity before accumulated other comprehensive income	454,298	407,496	514,346
Accumulated other comprehensive income (loss)	5,191	5,956	(677)

Total stockholders’ equity	459,489	413,452	513,669

Total liabilities and stockholders’ equity	$5,678,612	4,831,549	5,197,060

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Statements of Operations (unaudited)

	For The Three Months Ended					For the Nine Months Ended
(in thousands)	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003	9/30/2004	9/30/2003
INTEREST INCOME:
Interest and fees on loans and leases	$52,661	48,034	48,936	49,647	50,668	149,631	157,799
Interest on securities available for sale	4,974	4,584	3,620	3,372	4,598	13,178	20,941
Interest on tax exempt securities	1,329	610	33	—	—	1,972	—
Interest and dividends on investment and
securities owned	7,409	6,879	7,040	7,833	7,545	21,328	22,257

Total interest income	66,373	60,107	59,629	60,852	62,811	186,109	200,997

INTEREST EXPENSE:
Interest on deposits	7,060	6,788	6,973	7,504	7,758	20,821	28,685
Interest on advances from FHLB	9,364	7,769	9,098	11,667	15,025	26,231	45,632
Interest on short-term borrowed funds	953	632	250	289	558	1,835	2,625
Interest on long-term debt	5,034	4,912	4,827	5,399	4,257	14,773	12,609
Capitalized interest on real estate developments	(355)	(346)	(307)	(312)	(286)	(1,008)	(881)

Total interest expense	22,056	19,755	20,841	24,547	27,312	62,652	88,670

NET INTEREST INCOME	44,317	40,352	38,788	36,305	35,499	123,457	112,327
Provision (recovery) for loan losses	1,717	(1,963)	(859)	(1,811)	(1,076)	(1,105)	1,264

NET INTEREST INCOME AFTER PROVISION	42,600	42,315	39,647	38,116	36,575	124,562	111,063

NON-INTEREST INCOME:
Service charges on deposits	13,493	13,028	11,277	11,481	10,925	37,798	29,088
Other service charges and fees	5,819	6,431	4,637	4,704	4,625	16,887	14,614
Broker/dealer revenue and other commissions	51,792	61,925	62,445	55,566	49,992	176,162	152,222
Securities activities, net	2	3	72	(1,582)	(336)	77	29
Litigation settlement	—	—	22,840	—	—	22,840	—
Gain on sales of loans	86	116	129	108	10	331	14
Income from real estate operations	900	683	305	354	66	1,888	5,288
Income from unconsolidated subsidiaries	123	118	118	119	106	359	306
Other	2,959	3,041	2,542	2,492	2,405	8,542	6,911

Total non-interest income	75,174	85,345	104,365	73,242	67,793	264,884	208,472

NON-INTEREST EXPENSES:
Employee compensation and benefits	58,992	63,538	67,180	56,795	55,318	189,710	170,145
Occupancy and equipment	11,782	11,236	10,375	10,522	10,161	33,393	29,514
Advertising and promotion	4,757	5,630	4,694	3,110	2,988	15,081	9,614
Professional fees	4,356	2,610	2,737	5,243	4,238	9,703	11,068
Communications	3,182	2,916	3,128	2,917	2,822	9,226	10,867
Floor broker and clearing fees	2,143	2,438	2,802	2,506	2,328	7,383	6,722
Cost associated with debt redemption	—	—	11,741	8,855	2,040	11,741	3,688
Other	9,405	9,534	9,357	7,391	8,588	28,296	29,915

Total non-interest expenses	94,617	97,902	112,014	97,339	88,483	304,533	271,533

Income from continuing operations before income taxes	23,157	29,758	31,998	14,019	15,885	84,913	48,002
Provision for income taxes	8,466	11,498	11,474	6,193	5,741	31,438	17,231

Income from continuing operations	14,691	18,260	20,524	7,826	10,144	53,475	30,771
Discontinued operations, net of tax *	—	—	—	9,816	8,364	—	19,304

GAAP net income (note 1)	$14,691	18,260	20,524	17,642	18,508	53,475	50,075

Reconciliation of Operating and GAAP Income from continuing operations
GAAP income from continuing operations	$14,691	18,260	20,524	7,826	10,144	53,475	30,771
Costs associated with debt redemption	—	—	7,632	5,756	1,326	7,632	2,397
Litigation settlement	—	—	(14,785)	—	—	(14,785)	—

Operating net income (note 2)	$14,691	18,260	13,371	13,582	11,470	46,322	33,168

* Primarily Levitt Corporation

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Average Balance Sheet (unaudited)

	For the three months ended
(in thousands except percentages and per share data)	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
Gross loans:
Residential real estate	$1,583,353	1,386,482	1,326,061	1,403,686	1,714,774
Commercial real estate	1,670,928	1,650,763	1,701,012	1,660,004	1,621,407
Consumer	438,205	403,824	374,222	341,246	319,269
Lease financing	9,738	11,526	13,642	16,293	18,935
Commercial business	142,022	142,686	141,955	111,705	108,714
Small business	187,536	182,171	173,890	165,443	159,025

Total Loans	4,031,782	3,777,452	3,730,782	3,698,377	3,942,124
Investments — taxable	845,286	745,854	664,907	773,271	901,283
Investments — tax exempt	172,328	72,958	3,362	—	—

Total interest earning assets	5,049,396	4,596,264	4,399,051	4,471,648	4,843,407
Goodwill and core deposit intangibles	87,591	88,034	88,448	88,887	89,327
Other non-interest earning assets	340,979	338,507	304,254	660,693	646,963

Total assets	$5,477,966	5,022,805	4,791,753	5,221,228	5,579,697

Tangible assets (note 3)	$5,390,375	4,934,771	4,703,305	5,132,341	5,490,370

Deposits:
Savings	$250,286	242,506	220,005	205,564	197,778
NOW	590,787	586,259	543,619	507,876	473,741
Money funds	931,596	912,065	866,767	879,095	874,789
Certificates of deposit	718,826	709,523	769,949	815,454	837,221

Total interest bearing deposits	2,491,495	2,450,353	2,400,340	2,407,989	2,383,529
Short-term borrowed funds	283,011	269,423	128,130	131,095	228,427
FHLB advances	1,036,651	696,661	760,973	937,888	1,249,074
Long-term debt	299,596	299,931	299,878	413,154	407,538

Total interest bearing liabilities	4,110,753	3,716,368	3,589,321	3,890,126	4,268,568
Non-interest bearing deposits	791,639	754,975	664,410	624,181	568,007
Non-interest bearing other liabilities	123,750	115,610	114,540	185,528	239,848

Total liabilities	5,026,142	4,586,953	4,368,271	4,699,835	5,076,423

Stockholders’ equity	451,824	435,852	423,482	521,393	503,274

Total liabilities and stockholders’ equity	$5,477,966	5,022,805	4,791,753	5,221,228	5,579,697

Other comprehensive (loss) income in stockholders’ equity	$1,065	2,986	6,320	(597)	(1,347)

Tangible stockholders’ equity (note 3)	$363,168	344,832	328,714	433,103	415,294

Period End
Total loans, net	$4,176,571	3,899,099	3,674,173	3,686,153	3,739,638
Total assets	5,678,612	5,428,378	4,750,483	4,831,549	5,197,060
Total stockholders’ equity	459,489	440,334	429,577	413,452	513,669
Common shares outstanding	59,874,084	59,779,407	59,207,954	59,272,948	58,940,200
Cash dividends	2,095,600	1,972,775	1,953,863	1,956,008	1,945,268
Common stock cash dividends per share	0.035	0.033	0.033	0.033	0.033
Closing stock price (1)	18.32	18.45	16.96	14.02	10.52
High stock price for the quarter (1)	19.25	18.53	19.00	14.58	11.64
Low stock price for the quarter (1)	17.40	14.37	13.70	10.44	8.68
Book value per share — historical	7.67	7.37	7.26	6.98	8.72

(1)	adjusted to reflect the Levitt spin-off.

BankAtlantic Bancorp, Inc. and Subsidiaries
Condensed Statements of Operations (Unaudited)

	For the Three Months Ended					For the Nine Months Ended
(In thousands)	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003	9/30/2004	9/30/2003
Net interest income	$45,380	41,344	39,795	37,326	36,559	126,519	116,772
Provision (recovery) for loan losses	1,717	(1,963)	(859)	(1,811)	(1,076)	(1,105)	1,264

Net Interest income after provision for loan losses	43,663	43,307	40,654	39,137	37,635	127,624	115,508

Non-interest income
Service charges on deposits	13,493	13,028	11,277	11,481	10,925	37,798	29,088
Other service charges and fees	5,819	6,431	4,637	4,704	4,625	16,887	14,614
Securities losses	—	—	(3)	(1,582)	(336)	(3)	(376)
Gain on sales of loans	86	116	129	108	10	331	14
Income from real estate operations	900	683	305	354	66	1,888	5,288
Other non-interest income	2,034	1,911	1,875	1,858	1,856	5,820	5,125

Total non-interest income	22,332	22,169	18,220	16,923	17,146	62,721	53,753

Non-interest expense
Employee compensation and benefits	23,128	22,498	22,392	20,171	19,387	68,018	59,321
Occupancy and equipment	8,100	7,809	7,146	7,092	6,874	23,055	20,237
Advertising	3,301	4,161	3,463	2,517	2,444	10,925	6,917
Professional fees	3,312	807	1,258	1,129	1,139	5,377	3,260
Cost associated with debt redemption	—	—	11,741	8,855	2,040	11,741	2,040
Other	7,689	7,658	7,495	5,702	7,273	22,842	24,367

Total non-interest expense	45,530	42,933	53,495	45,466	39,157	141,958	116,142

Income from bank operations business segment before income taxes	20,465	22,543	5,379	10,594	15,624	48,387	53,119
Provision for income taxes	6,866	8,134	1,659	2,780	5,675	16,659	18,809

Net income from bank operations business segment	$13,599	14,409	3,720	7,814	9,949	31,728	34,310

Reconciliation of Operating and business segment net income
Business segment income	$13,599	14,409	3,720	7,814	9,949	31,728	34,310
Cost associated with debt redemption	—	—	7,632	5,756	1,326	7,632	1,326

Operating net income	$13,599	14,409	11,352	13,570	11,275	39,360	35,636

Bank Operations Business Segment
Condensed Statements of Condition and Statistics (Unaudited)

	For the Three Months Ended					For the Nine Months Ended
(in thousands except percentages and per share data)	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003	9/30/2004	9/30/2003
Statistics:
Average total interest earning assets	$4,843,628	4,422,181	4,220,559	4,381,497	4,706,976	4,496,733	4,757,626
Average total interest bearing liabilities	$3,851,388	3,483,903	3,347,890	3,554,854	3,924,292	3,562,120	4,026,880
GAAP efficiency ratio	67.24%	67.60	92.21	83.81	72.91	75.01	68.11
GAAP return on average assets	1.05%	1.21	0.33	0.66	0.79	0.88	0.90
GAAP return on average equity	10.76%	11.72	3.00	6.42	8.25	8.50	9.71
Operating efficiency ratio (1)	67.24%	67.60	71.97	67.49	69.11	68.81	66.91
Operating return on average assets (1)	1.05%	1.21	1.00	1.15	0.90	1.09	0.93
Operating return on average equity (1)	10.76%	11.72	9.15	11.15	9.35	10.54	10.09
Net interest margin	3.78%	3.73	3.73	3.39	3.10	3.75	3.24
Yield on earning assets	5.25%	5.16	5.34	5.20	5.11	5.25	5.45
Cost of interest-bearing liabilities	1.85%	1.82	2.02	2.24	2.41	1.89	2.61
Interest spread	3.40%	3.34	3.32	2.96	2.70	3.36	2.84

(1)	Ratios have been adjusted to exclude costs associated with debt redemptions.

Condensed Statements of Financial Condition (Unaudited)

	As of
(In thousands)	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
ASSETS
Loans receivable	$4,132,133	3,852,549	3,621,787	3,630,682	3,767,935
Held to maturity securities	215,420	236,400	167,615	231,231	212,236
Available for sale securities	648,043	639,581	338,639	339,362	337,147
Goodwill	70,489	70,489	70,489	70,489	70,489
Core deposit intangible asset	10,695	11,121	11,546	11,985	12,424
Other assets	308,894	312,583	284,703	283,101	286,709

Total assets	$5,385,674	5,122,723	4,494,779	4,566,850	4,686,940

LIABILITIES AND STOCKHOLDER’S EQUITY
Deposits
Interest free checking	$782,677	787,945	748,533	645,325	594,685
NOW accounts	590,051	584,658	567,498	533,888	480,837
Savings accounts	252,408	251,218	233,832	208,966	202,354

Total low costs deposits	1,625,136	1,623,821	1,549,863	1,388,179	1,277,876
Insured money fund savings	893,315	906,865	870,447	865,590	878,281
Certificate accounts	724,601	719,545	723,256	804,662	826,045

Total deposits	3,243,052	3,250,231	3,143,566	3,058,431	2,982,202
Advances from Federal Home Loan Bank	1,249,112	883,727	591,466	782,205	956,820
Short term borrowings	293,562	401,459	191,469	161,597	167,983
Long term debt	36,680	36,295	36,582	35,334	36,077
Other liabilities	52,749	55,020	42,243	39,427	62,389

Total liabilities	4,875,155	4,626,732	4,005,326	4,076,994	4,205,471
Stockholder’s equity	510,519	495,991	489,453	489,856	481,469

Total liabilities and stockholder’s equity	$5,385,674	5,122,723	4,494,779	4,566,850	4,686,940

Bank Operations Business Segment
Average Balance Sheet — Yield / Rate Analysis

	For the Three Months Ended
	September 30, 2004			September 30, 2003
	Average	Revenue/	Yield/	Average	Revenue/	Yield/
(in thousands)	Balance	Expense	Rate	Balance	Expense	Rate
Loans:
Residential real estate	$1,583,353	18,636	4.71%	$1,714,774	18,186	4.24%
Commercial real estate	1,662,978	23,737	5.71	1,666,209	24,011	5.76
Consumer	438,205	4,609	4.21	319,269	3,548	4.45
Lease financing	9,738	235	9.65	18,935	538	11.37
Commercial business	104,022	1,636	6.29	110,236	1,618	5.87
Small business	187,536	3,372	7.19	159,025	3,022	7.60

Total loans	3,985,832	52,225	5.24	3,988,448	50,923	5.11
Investments — tax exempt	144,126	1,948 (1)	5.41	—	—	—
Investments — taxable	713,670	9,439	5.29	718,528	9,211	5.13

Total interest earning assets	4,843,628	63,612	5.25%	4,706,976	60,134	5.11%

Goodwill and core deposit intangibles	81,406			83,143
Other non-interest earning assets	246,868			229,398

Total Assets	$5,171,902			$5,019,517

Deposits:
Savings	$250,286	169	0.27%	$197,778	137	0.27%
NOW	590,787	555	0.37	473,741	438	0.37
Money funds	931,596	2,283	0.97	874,789	1,935	0.88
Certificate accounts	718,826	4,053	2.24	837,221	5,248	2.49

Total deposits	2,491,495	7,060	1.13	2,383,529	7,758	1.29

Short-term borrowed funds	287,011	966	1.34	256,826	588	0.91
Advances from FHLB	1,036,651	9,364	3.59	1,249,074	15,025	4.77
Long-term debt	36,231	515	5.65	34,863	489	5.56

Total interest bearing liabilities	3,851,388	17,905	1.85	3,924,292	23,860	2.41
Non-interest bearing deposits	792,227			568,333
Non-interest bearing other liabilities	22,626			44,637

Total Liabilities	4,666,241			4,537,262
Stockholder’s equity	505,661			482,255

Total liabilities and stockholder’s equity	$5,171,902			$5,019,517

Net interest income/ net interest spread		$45,707	3.40%		$36,274	2.70%

Tax equivalent adjustment		(682)			—
Capitalized interest from real estate operations		355			285

Net interest income (tax equivalent)		45,380			36,559

Margin
Interest income/interest earning assets			5.25%			5.11%
Interest expense/interest earning assets			1.47			2.01

Net interest margin (tax equivalent)			3.78%			3.10%

(1)	The tax equivalent basis is computed using a 35% tax rate.

Bank Operations
Average Balance Sheet — Yield / Rate Analysis

	For the Nine Months Ended
	September 30, 2004			September 30, 2003
	Average	Revenue/	Yield/	Average	Revenue/	Yield/
(in thousands)	Balance	Expense	Rate	Balance	Expense	Rate
Loans:
Residential real estate	$1,432,518	50,358	4.69%	$1,718,974	62,329	4.83%
Commercial real estate	1,664,786	70,101	5.61	1,584,284	70,249	5.91
Consumer	405,537	12,577	4.14	307,644	10,535	4.57
Lease financing	11,628	933	10.70	23,830	2,020	11.30
Commercial business	102,260	4,725	6.16	105,806	4,564	5.75
Small business	181,222	9,679	7.12	160,589	8,955	7.44

Total loans	3,797,951	148,373	5.21	3,901,127	158,652	5.42
Investments — tax exempt	73,646	2,937 (1)	5.32	—	—	0
Investments — taxable	625,136	25,753	5.49	856,499	35,745	5.56

Total interest earning assets	4,496,733	177,063	5.25%	4,757,626	194,397	5.45%

Goodwill and core deposit intangibles	81,838			83,823
Other non-interest earning assets	246,235			242,537

Total Assets	$4,824,806			$5,083,986

Deposits:
Savings	$237,646	473	0.27%	$185,432	721	0.52%
NOW	573,617	1,581	0.37	451,333	1,540	0.46
Money funds	903,579	6,275	0.93	840,412	7,213	1.15
Certificate accounts	732,715	12,492	2.28	905,409	19,211	2.84

Total deposits	2,447,557	20,821	1.14	2,382,586	28,685	1.61

Short-term borrowed funds	246,218	1,970	1.07	326,400	2,762	1.13
Advances from FHLB	832,177	26,231	4.21	1,282,519	45,633	4.76
Long-term debt	36,168	1,502	5.55	35,375	1,428	5.40

Total interest bearing liabilities	3,562,120	50,524	1.89	4,026,880	78,508	2.61
Non-interest bearing deposits	737,738			527,334
Non-interest bearing other liabilities	27,063			58,885

Total Liabilities	4,326,921			4,613,099
Stockholder’s equity	497,885			470,887

Total liabilities and stockholder’s equity	$4,824,806			$5,083,986

Net interest income/net interest spread		$126,539	3.36%		$115,889	2.84%

Tax equivalent adjustment		(1,028)			—
Capitalized interest from real estate operations		1,008			883

Net interest income		126,519			116,772

Margin
Interest income/interest earning assets			5.25%			5.45%
Interest expense/interest earning assets			1.50			2.21

Net interest margin			3.75%			3.24%

(1)	The tax equivalent basis is computed using a 35% tax rate.

Bank Operations Business Segment
Allowance for Loan Loss and Credit Quality

	For the Three Months Ended					For the Nine Months Ended
(in thousands)	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003	9/30/2004	9/30/2003
Allowance for Loan Losses

Beginning balance	$46,737	45,383	45,595	48,202	49,576	45,595	48,022

Charge-offs:
Residential real estate	(151)	(124)	(231)	(320)	(150)	(506)	(362)
Commercial real estate	—	—	—	—	—	—	—
Commercial business	(429)	(80)	(344)	(1,306)	(1,798)	(853)	(4,787)
Consumer	(174)	(285)	(248)	(1,085)	(260)	(707)	(1,155)
Small business	(144)	(35)	(44)	(321)	(334)	(223)	(2,387)
Syndication	—	—	—	—	—	—	—

Total charge-offs	(898)	(524)	(867)	(3,032)	(2,542)	(2,289)	(8,691)

Recoveries:
Residential real estate	53	217	26	184	424	296	542
Commercial real estate	1	2,050	1	—	1	2,052	2
Commercial business	454	828	559	466	492	1,841	1,853
Consumer	167	240	338	538	343	745	1,221
Small business	378	429	392	482	748	1,199	2,156
Syndication	169	77	198	566	236	444	2,567

Total recoveries	1,222	3,841	1,514	2,236	2,244	6,577	8,341

Net (charge-offs) recoveries	324	3,317	647	(796)	(298)	4,288	(350)

Provision (recovery) for loan losses	1,717	(1,963)	(859)	(1,811)	(1,076)	(1,105)	1,264
Adjustments to acquired loan losses	—	—	—	—	—	—	(734)

Ending allowance for loan losses	$48,778	46,737	45,383	45,595	48,202	48,778	48,202

Annualized net charge-offs to average loans	(0.03)%	(0.35)	(0.07)	0.09	0.03	(0.15)	0.01

	As of
	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
Credit Quality
Nonaccrual loans	$11,352	12,711	11,724	10,803	12,041
Nonaccrual tax certificates	448	586	565	894	859
Real estate owned	1,059	1,321	1,667	2,422	8,904
Other repossessed assets	0	0	0	0	274

Total nonperforming assets	$12,859	14,618	13,956	14,119	22,078

Loan loss allowance to non performing assets	379.33%	319.72	325.19	322.93	218.33

Nonperforming assets to total loans and other assets	0.30%	0.36	0.37	0.36	0.55
Allowance for loan losses to total loan	1.17%	1.20	1.24	1.24	1.26

Ryan Beck & Co., Inc. Business Segment
Consolidated Statements of Operations and Statistics — Unaudited

	For the Three Months Ended					For the Nine Months Ended
(in thousands)	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003	9/30/2004	9/30/2003
Revenues
Principal transactions	$19,393	21,654	24,443	25,288	21,093	65,490	70,235
Investment banking	13,835	18,026	12,631	7,318	7,642	44,492	20,410
Commissions	18,564	22,245	25,371	22,963	21,257	66,180	62,212
Interest, dividends and other	3,727	3,949	3,416	3,683	3,451	11,092	9,269

Total operating revenues	55,519	65,874	65,861	59,252	53,443	187,254	162,126

Operating expenses
Compensation, benefits	35,090	40,297	44,042	36,619	35,925	119,429	110,740
Professional fees	1,063	1,330	1,045	3,775	2,638	3,438	6,692
Communications	3,182	2,916	3,128	2,916	2,822	9,226	10,867
Occupancy and equipment	3,680	3,426	3,228	3,430	3,287	10,334	9,277
Floor broker and clearing fees	2,143	2,438	2,802	2,506	2,328	7,383	6,722
Interest and other	3,179	3,292	3,054	2,444	2,025	9,525	8,819

Total operating expenses	48,337	53,699	57,299	51,690	49,025	159,335	153,117

Income from Ryan Beck before income taxes	7,182	12,175	8,562	7,562	4,418	27,919	9,009
Provision for income taxes	3,082	5,161	3,434	3,559	1,522	11,677	3,365

Income from Ryan Beck’s continuing operations	4,100	7,014	5,128	4,003	2,896	16,242	5,644
Discontinued operations (GMS), net of tax	—	—	—	—	306	—	1,143

Net income from Ryan Beck business segment	$4,100	7,014	5,128	4,003	3,202	16,242	6,787

Statistics:
GAAP return on equity	18.44%	33.07	26.40	20.65	17.41	24.35	12.30
Continuing operations return on equity	18.44	33.07	26.40	20.65	15.75	24.35	10.23
Compensation as a percent of revenues	63.20	61.17	66.87	61.80	67.22	63.78	68.30
Commissions to total revenues	33.44	33.77	38.52	38.75	39.78	35.34	38.37
Principal transactions to total revenues	34.93	32.87	37.11	42.68	39.47	34.97	43.32
Investment banking revenue to total revenues	24.92	27.36	19.18	12.35	14.30	23.76	12.59

Condensed Statements of Financial Condition — Unaudited

	As of
(in thousands)	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
ASSETS
Cash and cash equivalents	$4,225	4,000	4,888	5,538	259
Securities	111,944	120,953	122,114	124,565	87,837
Other investments	—	—	—	—	4,212
Notes receivable — GMS	6,438	8,551	10,261	11,971	13,681
Property and equipment, net	7,748	6,762	4,749	3,713	3,599
Goodwill	6,184	6,184	6,184	6,184	6,184
Due from clearing agent	14,478	16,048	—	—	—
Other assets	24,441	25,809	28,051	26,703	27,149

Total assets	$175,458	188,307	176,247	178,674	142,921

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Securities sold not yet purchased	$31,760	51,321	34,250	37,813	15,089
Note payable	—	—	427	801	1,176
Due to clearing agent	—	—	18,328	8,583	6,087
Other liabilities	54,757	52,145	45,559	53,922	47,013

Total liabilities	86,517	103,466	98,564	101,119	69,365

Stockholder’s equity	88,941	84,841	77,683	77,555	73,556

Total liabilities and stockholder’s equity	$175,458	188,307	176,247	178,674	142,921

Parent Company Business Segment Activities
Condensed Statements of Operations — Unaudited

	For the Three Months Ended					For the Nine Months Ended
(in thousands)	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003	9/30/2004	9/30/2003
Net interest (expense)	$(3,683)	(3,583)	(3,592)	(3,804)	(3,676)	(10,858)	(10,818)
Income from unconsolidated subsidiaries	123	118	118	119	106	359	306
Gains on sales of assets	2	3	75	—	—	80	405
Litigation settlement	—	—	22,840	—	—	22,840	—
Employee compensation and benefits	(774)	(743)	(747)	—	—	(2,264)	—
Cost associated with debt redemption	—	—	—	—	—	—	(1,648)
Other income (expense)	(160)	(755)	(637)	(455)	(587)	(1,552)	(2,371)

Income (loss) from parent company activities before income taxes	(4,492)	(4,960)	18,057	(4,140)	(4,157)	8,605	(14,126)
Provision (Benefit) for income taxes	(1,483)	(1,797)	6,381	(148)	(1,456)	3,101	(4,943)

Income (loss) from parent company activities from continuing operations	$(3,009)	(3,163)	11,676	(3,992)	(2,701)	5,504	(9,183)

Reconciliation of Operating and business segment income
Business segment income from continuing operations	$(3,009)	(3,163)	11,676	(3,992)	(2,701)	5,504	(9,183)
Litigation settlement	—	—	(14,785)	—	—	(14,785)	—
Cost associated with debt redemption	—	—	—	—	—	—	1,071

Operating loss (pretax)	$(3,009)	(3,163)	(3,109)	(3,992)	(2,701)	(9,281)	(8,112)

Condensed Statements of Financial Condition — Unaudited

	As of
(in thousands)	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
ASSETS
Cash	$10,643	10,850	48,841	22,765	16,551
Securities	62,324	61,812	21,826	20,949	17,254
Notes receivable from related parties	38,000	38,000	42,125	43,500	30,000
Investment in subsidiaries	599,462	580,834	567,139	567,411	679,253
Investment in unconsolidated subsidiaries	7,912	7,910	7,910	7,910	12,545
Other assets	7,937	7,154	7,821	16,953	24,050

Total assets	$726,278	706,560	695,662	679,488	779,653

LIABILITIES AND STOCKHOLDERS’ EQUITY
Subordinated debentures and notes payable	$263,366	263,366	263,366	263,366	263,318
Other liabilities	3,423	2,860	2,719	2,670	2,666

Total liabilities	266,789	266,226	266,085	266,036	265,984

Stockholders’ equity	459,489	440,334	429,577	413,452	513,669

Total liabilities and stockholders’ equity	$726,278	706,560	695,662	679,488	779,653